UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2023 (May 3, 2023)
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WOLVERINE WORLD WIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-06024	38-1185150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9341 Courtland Drive N.E.	,	Rockford	,	Michigan	49351
(Address of principal executive offices)					(Zip Code)

Registrant’s telephone number, including area code: (616) 866-5500
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $1 Par Value	WWW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 3, 2023, the Company held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”). The Company’s shareholders voted upon five proposals at the Annual Meeting and the final results of the shareholder vote on each proposal were as follows:

Proposal 1: Election of Directors for Terms Expiring in 2026

The shareholders elected three candidates nominated by the Board of Directors to serve as directors of the Company for three-year terms expiring at the annual meeting of shareholders to be held in 2026 or until their respective successors, if any, have been elected and qualified. The following sets forth the results of the voting with respect to each candidate:

Candidate	For	Against	Abstentions	Broker Non-Votes
William K. Gerber	65,459,826	2,988,291	28,578	6,324,841
Nicholas T. Long	65,254,692	3,192,816	29,187	6,324,841
Kathleen Wilson-Thompson	63,308,064	5,139,846	28,785	6,324,841

Proposal 2: Advisory Resolution to Approve Executive Compensation

The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table, and the related compensation tables, notes, and narrative in the Proxy Statement for the Annual Meeting. The following sets forth the results of the voting with respect to this proposal:

For	Against	Abstentions	Broker Non-Votes
67,207,216	1,177,370	92,109	6,324,841

Proposal 3: Advisory Resolution Approving the Frequency of Future Advisory Votes to Approve Executive Compensation

The shareholders approved, on an advisory basis, the proposal to conduct future advisory votes on the compensation of the Company’s named executive officers once every year. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
One Year	Two Years	Three Years	Abstentions	Broker Non-Voters
65,032,301	75,405	3,321,536	47,453	6,324,841

Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm

The shareholders ratified the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2023. The following sets forth the results of the voting with respect to this proposal:

For	Against	Abstentions
70,970,629	3,784,949	45,958

The proposal to ratify the appointment of Ernst & Young LLP was a routine matter and, therefore, there were no broker non-votes relating to that matter.

Proposal 5:Approval of Amended and Restated Stock Plan of 2016

The shareholders approved the Wolverine World Wide, Inc. Stock Incentive Plan of 2016, as amended and restated. The following sets forth the results of the voting with respect to this proposal:

For	Against	Abstentions	Broker Non-Votes
64,922,544	3,485,461	68,690	6,324,841

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2023	WOLVERINE WORLD WIDE, INC. (Registrant)

/s/ Michael D. Stornant
Michael D. Stornant
Executive Vice President, Chief Financial Officer and Treasurer

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